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                                                                    EXHIBIT 23.1
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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement filed on Form S-8 of our report dated March 1, 2002 included in Pemco Aviation Group, Inc.'s Annual Report on Form
10-K for the year ended December 31, 2001 and to all references to our Firm included in the Registration Statement.

                                              /s/ ARTHUR ANDERSEN LLP


Birmingham, Alabama
March 22, 2002